Exhibit 32.1

Sec.  906  CERTIFICATION
------------------------


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act 0f 2002, in connection with the filing of the annual report on Form 10-KSB/A2 of Genesis Bioventures, Inc. (the "Company") for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certify, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company .

September 8, 2004                         /S/   E.  Greg  McCartney
                                           -----------------------------
                                           Name:  E.  Greg  McCartney
                                           President and Chief Executive Officer

September 8, 2004                         /S/  T.  J.  Louis  McKinney
                                           -----------------------------
                                           Name:  T.  J.  Louis  McKinney
                                           Chief  Financial  Officer


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